UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22533

Duff & Phelps Global Utility Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500

                                         Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Global Utility Income Fund Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7598

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1.	Reports to Stockholders.

The Semi-Annual Report to Stockholders follows.

Semi-Annual Report

April 30, 2012

LETTER TO SHAREHOLDERS

June 19, 2012

Dear Fellow Shareholders:

At the close of the Fund’s fiscal half year on April 30, 2012, the Fund had completed three quarters of operations. We are pleased to present this semi-annual report, indicating that as of the end of April, the Fund has continued to pursue the investment objectives and strategies described in its offering prospectus.

The past nine months have been characterized by market volatility around the world. Although optimism appeared to dominate early in 2012, as the first quarter came to a close financial conditions in Europe turned increasingly precarious; economic data suggested that growth could once again be lackluster, as had occurred in 2011. Instability seems likely to continue for the balance of 2012 and possibly beyond. In this environment, we have maintained our focus on investments with strong fundamentals, which we believe will be a foundation for companies’ ability to support dividend payments to shareholders. Overall, we believe the Fund’s concentration on income from equities in utility and midstream energy companies remains an attractive, lower volatility investment.

Performance Review: Consistent with its primary objective of current income, in December 2011 and March 2012, the Fund’s Board of Directors declared a quarterly distribution of 35 cents per share of common stock. The 35-cent-per-share quarterly rate, without compounding, would be $1.40 annualized, which is equal to 7.50% of the April 30, 2012, closing price of $18.67 per share.

On a net asset value (NAV) basis, the Fund’s total return (income plus change in the net asset value of the portfolio) was 7.88% from the inception date of July 29, 2011, through the fiscal period ended April 30, 2012, outperforming the Composite benchmark, which had a total return of 1.87%. The Composite is composed of the MSCI US Utilities Index, the MSCI World ex US Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index weighted to reflect the stock sector allocation of the Fund. On a market price basis, the Fund had a total return of (1.21%), below the 1.87% return of the Composite. Over this same period, the broader S&P 500 Index displayed a total return of 9.99%.

The table below compares the performance of the Fund to various market indices.

Total Returns*

July 29, 2011 – April 30, 2012

Duff & Phelps Global Utility Income Fund Inc. Market Price	(1.21%)
Duff & Phelps Global Utility Income Fund Inc. Net Asset Value	7.88%
Composite Index	1.87%
MSCI US Utilities Index	10.46%
MSCI World ex US Utilities Index	(13.12%)
MSCI World Telecom Services Index	(4.09%)
Alerian MLP Index	15.02%
S&P 500 Index	9.99%

*	Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the MSCI US Utilities Index, the MSCI World ex US Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index , weighted to reflect the stock sector allocation of the Fund. Performance returns for the MSCI US Utilities Index, the MSCI World ex US Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index were obtained from MSCI Inc. and Alerian. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

Market and Fund Update: The investing landscape has been volatile since the inception of the Fund last summer. Things seemed to settle down late in 2011, and the beginning of 2012 appeared to be characterized by renewed optimism that the economy and the markets would be back on track. This optimism was reflected in a return to the ‘risk-on’ trade, which is characterized by increases in prices of ‘riskier’ securities. In that environment, traditional growth investments outperformed more defensive sectors. However, as winter ended, the specter of a Eurozone breakup became a genuine concern, with elections and a backlash against fiscal austerity measures in Greece raising the real possibility that Greece might be forced to leave the currency union. The crisis continues to play out in slow motion, with equity markets in decline especially in Southern Europe and peripheral countries. The Eurozone economy has clearly deteriorated and is likely moving into recession, if not already there. These developments have exacerbated uncertainties regarding potential spillover effects to the rest of the world’s economies.

Indeed, recent estimates indicate that in the U.S. real economic growth slowed to just 1.9% in the first quarter of 2012 after rising at a 2.9% pace in the fourth quarter of last year. As well, employment gains seem to have stalled in recent months. Expectations for the rest of 2012 and into 2013 are for a continuation of muted growth relative to past recoveries, but not a return to recession. Even so, the market is increasingly focused on the possibility of additional quantitative easing by the Fed. The eventual U.S. economic growth profile will depend to a large degree on congressional actions regarding the coming expiration of tax cuts put in place during the Bush Administration. An expiration of the cuts due to inaction by Congress is likely to be a significant drag on the U.S. economy even in the absence of contagion from Eurozone issues.

Overall, the behavior of the economy is much as we expected when developing the Fund’s investment strategy. Neither fiscal nor monetary policy has much flexibility in the current environment, which we think likely translates into a prolonged period of sluggish economic activity. We continue to believe that defensive investments are attractive in an atmosphere of protracted economic lethargy.

Moreover, as monetary policy authorities keep interest rates low to promote economic growth, the Fund’s emphasis on investments in companies offering visible, stable-to-growing dividends is a very attractive prospect for investors looking for better income opportunities. In other words, yield is as attractive as it has ever been! The Fund’s distribution yield on April 30, 2012, was 7.50% in terms of market price and 7.20% in terms of NAV, which are attractive compared to the Composite yield of 5.63%. As well, the Fund’s distribution yield compares favorably to the April 30, 2012, yields of 10-year Treasury securities, at 1.95%, and the S&P 500, at 2.21%.

The Fund’s investments to date have tracked the strategy described in our annual report for the fiscal year ended October 31, 2011. Sector and geographic allocations are shown in the pie charts later in this report.

Geographically, about 46% of assets are invested internationally; sector allocations were 34% in telecommunication services; 39% in electric, gas, and water; and 27% in oil and gas storage and transportation (i.e. midstream energy) as of April 30, 2012.

In the U.S., electric, gas, and water utilities tended to underperform relative to the broader market early in 2012 as the ‘risk-on’ trade unfolded. Nevertheless, utility equity prices continue to receive support from investors seeking yield. In addition, as global economic uncertainties escalated, utilities did relatively better as investors returned to defensive sectors. Weather-adjusted utility demand growth remains sluggish, reflecting the slow economy as well as a secular trend of conservation. However, environmental mandates will drive the need for equipment upgrades and new gas-fired or renewable electric generation to take the place of environmentally-harmful coal-fired generation that will be taken out of service in coming years.

On the international side, electric, gas and water utilities have been impacted significantly by the ongoing economic uncertainty. On top of the general macroeconomic concerns in continental Europe, potential fiscal austerity measures continue to be an overhang on the utility sector. In the U.K., the electric regulatory agency and affected companies are making progress on what we believe will be a constructive policy for the next planning period. A progress announcement is expected from the regulator during the summer.

Performance in the telecommunications sector has been decidedly mixed across the globe. The sector has displayed large seasonality, doing well in the fourth quarter of 2011 before pulling back in the first quarter of 2012 as investors rotated out of the sector in the ‘risk-on’ trade. However, as global uncertainties subsequently escalated, telecom outperformed the broader market due to the sector’s defensive attributes.

In the United States, telecom indices have done well as investors have retreated to large-cap, dividend paying companies. At the same time, higher-yielding rural local exchange carriers (RLECs) have underperformed as investors have questioned their valuations and long-term business models. The Fund is relatively concentrated in the RLECs, given their attractive yields. We continue to believe the RLEC holdings in the Fund have sustainable business models with good cash flows over the long term and that current yields are attractive.

Telecommunications equities in Europe have underperformed broader indices over the past several months. We believe this is due to a number of underlying factors, including continued tough regulation and a deterioration in consumer spending. Technical factors may also play a part, as telecom companies comprise a large, liquid percentage of many country equity indices, and so are candidates to easily sell or sell short. The Fund’s European holdings tend to be in the UK or in companies with large, diversified holdings outside of Europe.

In general, the task of finding attractive electric, gas, water, and telecom investment opportunities outside the Eurozone has gotten tougher as global economy conditions overall appear to be slowing. We continue to look for attractive candidates that are in more defensive economies (New Zealand), have stable regulatory regimes (Australia), and have attractive individual characteristics (Vodafone, National Grid).

Energy Master Limited Partnerships (MLPs) have outperformed the broader equity markets since the Fund’s inception. Low natural gas prices have had an adverse effect on natural gas storage margins, the much warmer-than-normal winter has impacted pipeline volumes, and the more recent decline in oil prices has weighed on the sector overall. However, there is solid activity in the midstream energy sector due to the shift to liquids-rich drilling.

Robust drilling activity is still creating distribution bottlenecks and the need for additional infrastructure. Several companies have announced new projects to alleviate these bottlenecks. Distribution growth in general is within our expected range of mid-single digits.

Board of Directors Meeting: At the regular May 2012, Board of Directors’ meeting, the Board declared a quarterly distribution of 35 cents per share to holders of record of Common Stock on June 15, 2012, with the distribution to be payable on June 29, 2012.

The Fund expects that portions of the distribution are attributable to both net investment income and return of capital due to investments in master limited partnerships, based on U.S. generally accepted accounting principles that may differ from federal income tax regulations. Any portion of the Fund’s distribution that is a return of capital does not necessarily reflect the Fund’s investment performance, should not be confused with “yield” or “income,” and will require shareholders to adjust their cost basis.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

About the Fund: The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. For purposes of the foregoing policy, dividend paying equity securities must be issued by companies with a market capitalization of at least $500 million at the time of purchase, except with respect to companies in the telecommunications sector, which must have a market capitalization of at least $1 billion at the time of purchase. Also for purposes of the foregoing policy, the utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy.

These sectors are defined as follows:

•	The electric sector of the utility industry consists of companies involved to a significant extent in the generation, transmission, distribution, delivery or sale of electricity.
•	The gas sector of the utility industry consists of companies involved to a significant extent in the transmission, distribution, delivery or sale of natural gas.
•	The water sector of the utility industry consists of companies involved to a significant extent in the distribution or sale of water.
•

The telecommunications sector of the utility industry consists of companies involved to a significant extent in the transmission of voice, data or other information over the electromagnetic spectrum (including wireline telephone, wireless telephone, cable television, Internet and other communications media).

•

The midstream energy sector of the utility industry consists of companies involved to a significant extent in the gathering, transportation, processing, storing, marketing or distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on equity holdings. As of April 30, 2012, the Fund’s leverage consisted of $260 million of debt, which represented approximately 27% of the Fund’s total assets. The amount and type of leverage used by the Fund is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpgfund.com.

We appreciate your interest in Duff & Phelps Global Utility Income Fund Inc., and we will continue to do our best to be of service to you.

Deborah A. Jansen, CFA	Nathan I. Partain, CFA
Vice President & Chief Investment Officer	Director, President & Chief Executive Officer

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS

April 30, 2012

(Unaudited)

Shares	Description	Value (Note 2)
COMMON STOCKS & MLP INTERESTS—130.4%

	¢ ELECTRIC, GAS AND WATER—50.5%
1,211,000	Companhia Energetica de Minas Gerais S.A. ADR (Brazil)	$29,875,370
19,500,000	DUET Group (Australia)	37,588,305
1,594,000	Duke Energy Corp.	34,159,420
219,500	Entergy Corp.	14,390,420
302,300	Exelon Corp.	11,792,723
1,384,000	GDF Suez (France)	31,858,417
587,000	Integrys Energy Group, Inc.(a)	32,073,680
2,787,000	National Grid plc (United Kingdom)	30,100,758
1,570,000	Pepco Holdings, Inc.	29,704,400
1,045,000	PPL Corp.	28,580,750
1,362,000	Scottish & Southern Energy plc (United Kingdom)	29,199,293
3,045,000	United Utilities Group plc (United Kingdom)	30,564,648
1,136,000	Westar Energy, Inc.	32,591,840

		372,480,024

	¢ OIL & GAS STORAGE AND TRANSPORTATION—35.5%
4,287,455	APA Group (Australia)	23,319,352
602,139	Boardwalk Pipeline Partners LP	16,637,100
414,200	Buckeye Partners LP	23,381,590
248,000	Chesapeake Midstream Partners LP	7,112,640
238,270	Copano Energy LLC	8,515,770
189,684	DCP Midstream Partners LP	8,689,424
825,861	Enbridge Energy Partners LP	25,519,105
570,600	Energy Transfer Partners LP	28,318,878
488,400	Enterprise Products Partners LP	25,172,136
247,000	Kinder Morgan Energy Partners LP	20,362,680

Shares	Description	Value (Note 2)

135,000	MarkWest Energy Partners LP	$8,120,250
502,465	Targa Resources Partners LP	21,621,069
353,834	TC Pipelines LP	15,522,698
439,820	Teekay LNG Partners LP (Marshall Islands)	18,226,141
384,919	Teekay Offshore Partners LP (Marshall Islands)	11,320,468

		261,839,301

	¢ TELECOMMUNICATIONS—44.4%
930,000	AT&T, Inc.	30,606,300
1,080,000	CenturyLink, Inc.	41,644,800
7,342,184	Chorus Ltd. (New Zealand)(b)	20,593,923
4,870,000	Frontier Communications Corp.	19,674,800
16,500,000	Singapore Telecommunications Ltd. (Singapore)	41,600,000
6,075,000	Telecom Corporation of New Zealand Ltd. (New Zealand)	13,065,371
1,516,150	Telefonica S.A. (Spain)	22,096,222
13,793,000	Telstra Corp., Ltd. (Australia)	50,875,466
17,990,000	Vodafone Group plc (United Kingdom)	49,779,204
3,340,000	Windstream Corp.	37,541,600

		327,477,686

	Total Common Stocks & MLP Interests (Cost $921,328,241)	961,797,011

TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—130.4% (Cost $921,328,241)		$961,797,011

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2012

(Unaudited)

Contracts	Description	Value (Note 2)
	WRITTEN OPTIONS—(0.0)%
		¢ CALL OPTIONS—(0.0)%
5,870	Integrys Energy Group, Inc. Expiration 5/19/12	$(264,150)

	Total Written Options (Premiums received $258,275)	(264,150)

	TOTAL INVESTMENTS AFTER WRITTEN OPTIONS—130.4% (Cost $921,069,966)	$961,532,861

	Cash—4.9%	36,262,118
	Borrowings—(35.2)%	(260,000,000)
	Other liabilities in excess of other assets—(0.1)%	(546,104)

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$737,248,875

(a) All or a portion segregated for written options under an escrow receipt.

(b) Non-income producing.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2012.

Level 1
Common Stocks & MLP Interests	$961,797,011
Written Options	(264,150)

Total	$961,532,861

There were no Level 2 or Level 3 priced securities held and there were no significant transfers between Level 1 and Level 2 during the six months ended April 30, 2012.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

April 30, 2012

(Unaudited)

SECTOR ALLOCATION*

COUNTRY WEIGHTING*	CURRENCY EXPOSURE*

*	Percentages are based on total investments before written options rather than net assets applicable to common stock and include securities pledged as collateral under the Fund’s credit agreement.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2012

(Unaudited)

ASSETS:
Investments at value (cost $921,328,241)	$961,797,011
Cash	36,262,118
Receivables:
Investment securities sold	12,768,550
Dividends	4,298,663
Prepaid expenses	25,737

Total assets	1,015,152,079

LIABILITIES:
Borrowings (Note 7)	260,000,000
Written call options at value (premium received $258,275) (Note 5)	264,150
Payable for securities purchased	16,377,706
Investment advisory fee (Note 3)	603,783
Administrative fee (Note 3)	59,193
Interest payable on line of credit	326,602
Accrued expenses	271,770

Total liabilities	277,903,204

NET ASSETS APPLICABLE TO COMMON STOCK	$737,248,875

CAPITAL:
Common stock ($0.001 par value; 600,000,000 shares authorized and 37,929,806 shares issued and outstanding)	$37,930
Additional paid-in capital	718,997,225
Distributions in excess of net investment income	(9,989,540)
Accumulated net realized loss on investments	(12,263,706)
Net unrealized appreciation on investments, foreign currency translation and written options	40,466,966

Net assets applicable to common stock	$737,248,875

NET ASSET VALUE PER SHARE	$19.44

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2012

(Unaudited)

INVESTMENT INCOME:
Dividends (less foreign withholding tax of $895,276) (Note 2)	$31,286,198
Less return of capital distributions (Note 2)	(8,968,038)
Interest	166

Total investment income	22,318,326

EXPENSES:
Investment advisory fees (Note 3)	4,915,734
Administrative fees (Note 3)	362,284
Interest expense and fees (Note 7)	1,668,910
Professional fees	180,122
Directors’ fees	97,262
Accounting fees	105,649
Reports to shareholders	94,662
Custodian fees	77,798
Registration fees	14,878
Transfer agent fees	5,235
Other expenses	49,638

Total expenses	7,572,172
Less expenses reimbursed by investment advisor (Note 3)	(1,228,934)

Net expenses	6,343,238

Net investment income	15,975,088

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(14,572,891)
Net realized loss on foreign currency transactions	(52,930)
Net realized gain on written options	2,362,115
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	17,402,307
Net change in unrealized appreciation (depreciation) on written options	(417,094)

Net realized and unrealized gain	4,721,507

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$20,696,595

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS:	For the six months ended April 30, 2012 (Unaudited)	For the period ended October 31, 2011(1)
FROM OPERATIONS:
Net investment income	$15,975,088	$9,692,606
Net realized gain (loss)	(12,263,706)	(106,413)
Net change in unrealized appreciation (depreciation)	16,985,213	23,481,753

Net increase in net assets applicable to common stock resulting from operations	20,696,595	33,067,946

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
Net investment income (Note 6)	(26,512,232)	(9,038,589)
Return of capital (Note 6)	—	(4,161,661)

Decrease in net assets from distributions to shareholders	(26,512,232)	(13,200,250)

FROM CAPITAL STOCK TRANSACTIONS:
Proceeds from initial public offering of –0– and 37,710,000 shares, respectively	—	720,261,000
Shares issued to common stockholders from dividend reinvestment of 55,189 and 159,617 shares, respectively	1,024,389	2,855,548
Offering costs	—	(1,044,121)

Net increase in net assets derived from capital share transactions	1,024,389	722,072,427

Total increase (decrease) in net assets	(4,791,248)	741,940,123

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK
Beginning of period (Note 1)	742,040,123	100,000

End of period (including undistributed (distributions in excess of) net investment income of ($9,989,540) and $547,604)	$737,248,875	$742,040,123

(1)	Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2012

(Unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Income dividends received	$20,482,473
Return of capital distributions received	8,968,038
Interest received	166
Interest paid on borrowings	(1,664,108)
Expenses paid	(4,656,719)
Purchase of investment securities	(143,338,802)
Proceeds from sale of investment securities	135,480,898
Net premiums received for call options written/repurchased	1,632,646
Net realized loss from foreign currency transactions	(52,930)

Net cash provided by operating activities		$16,851,662
Cash flows provided by (used in) financing activities:
Distributions paid net of cash dividend reinvestment	(25,487,843)

Net cash provided by (used in) financing activities		(25,487,843)

Net decrease in cash and cash equivalents		(8,636,181)
Cash and cash equivalents—beginning of year		44,898,299

Cash and cash equivalents—end of year		$36,262,118

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$20,696,595
Purchase of investment securities	(159,698,485)
Proceeds from sale of investment securities	148,249,448
Net realized loss on investments	14,904,056
Increase in purchases payable	16,359,683
Increase in securities sold receivable	(12,768,550)
Net change in unrealized (appreciation) depreciation on investments and foreign currency translations	(17,402,307)
Return of capital on investments	8,968,038
Decrease in written options	(1,060,634)
Net change in unrealized (appreciation) depreciation on written options	417,094
Increase in dividends receivable (value $2,029,552)	(2,025,481)
Decrease in reclaims receivable	189,794
Increase in interest payables	4,802
Increase in expenses payable	17,609

Total adjustments		(3,844,933)

Net cash provided by operating activities		$16,851,662

Supplemental disclosure of non-cash financing activity: Dividend reinvestment		$1,024,389

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

FINANCIAL HIGHLIGHTS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2012 (Unaudited)		For the period ended October 31, 2011(1)
PER SHARE DATA:
Net asset value, beginning of period	$19.59		$19.07	(2)

Net investment income(3)	0.42		0.27
Net realized and unrealized gain (loss)	0.13		0.60

Net increase (decrease) from investment operations applicable to common stock	0.55		0.87

Distributions on common stock from:
Net investment income	(0.70)		(0.24)
Return of capital	—		(0.11)

Total distributions	(0.70)		(0.35)

Net asset value, end of period	$19.44		$19.59

Per share market value:
End of period	$18.67		$19.34

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Net operating expenses	1.75	%(6)	1.52	%(6)
Net operating expenses, without leverage	1.29	%(6)	1.20	%(6)
Gross operating expenses	2.09	%(6)	1.83	%(6)
Net investment income	4.42	%(6)	5.39	%(6)

SUPPLEMENTAL DATA:
Total return on market value(4)	0.20	%(7)	(1.40	)%(7)
Total return on net asset value(5)	3.00	%(7)	4.75	%(7)
Portfolio turnover rate	15	%(7)	0	%(7)
Asset coverage ratio on borrowings, end of period	384%		385%
Net assets applicable to common stock, end of period (000’s omitted)	$737,249		$742,040

(1)	Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued.
(2)	Initial public offering price of $20.00 per share less sales load of $0.90 per share and offering costs of $0.03 per share.
(3)	Based on average number of shares of common stock outstanding.
(4)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan.

(5)

Total return on net asset value assumes a purchase of common stock at the net asset value on the first business day and a sale at the closing net asset value on the last business day of the period shown in the table and assumes reinvestment of dividends at the net asset value on each valuation date for each dividend reinvested under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan.

(6)	Annualized
(7)	Not annualized

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2012

(Unaudited)

Note 1. Organization

Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to commencement of operations, the Fund had no operations other than those related to organizational matters and the initial contribution of $100,000 (5,000 shares) by Virtus Partners, Inc. The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.      Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the- counter and quoted on the NASDAQ National List (“NASDAQ”) are valued at the last reported sale price by using valuation data provided by an independent pricing service or, if there was no sale on the valuation date, then the security is valued at the closing bid price as obtained on that day from one or more dealers regularly making a market in that security and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. Exchange traded options are valued at closing settlement prices and are classified as Level 1. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates fair value and are generally classified as Level 2.

Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3.

B.      Securities Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis. The Fund amortizes premium and accretes discounts on securities using the effective interest method.

The Fund invests in Master Limited Partnerships (“MLPs”) which make distributions that are primarily tax deferred. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2012

(Unaudited)

C.      Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income tax or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

D.      Dividends and Distributions: The Fund declares and pays quarterly distributions to common shareholders from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are distributed annually. Dividends and distributions are recorded on ex-dividend date. The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.

When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.

Changes in the value of the written options are included in “Net change in unrealized appreciation (depreciation) on written options” on the Statement of Operations. “Net realized gain (loss) from options written” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2012

(Unaudited)

G.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The Adviser has contractually agreed to reimburse the Fund for certain expenses for a specified percentage of the Average Weekly Managed Assets as follows:

Period	Rate
Year 1	0.25%
Year 2	0.25%
Year 3	0.20%
Year 4	0.15%
Year 5	0.10%
Year 6	0.05%

B.      Administrator: The Fund has an Administration Agreement with VP Distributors, LLC, also an indirect, wholly-owned subsidiary of Virtus. The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.

C.      Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended April 30, 2012, were $97,262.

D.      Affiliated Shareholders: At April 30, 2012, Virtus Partners, Inc. held 5,292 shares of the Fund, which represent 0.01% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short term investments) for the six months ended April 30, 2012 aggregated $159,698,485 and $148,249,448, respectively.

Note 5. Derivatives Transactions

The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2F above.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2012

(Unaudited)

During the six months ended April 30, 2012, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. For over-the-counter options the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. All written options have a primary risk exposure of equity price associated with them.

The Fund had transactions in options written during the six months ended April 30, 2012 as follows:

	Number of Contracts	Premiums Received
Options outstanding at October 31, 2011	34,832	$1,318,909
Options written	25,670	1,717,648
Options closed	(8,825)	(571,052)
Options expired	(39,177)	(1,876,065)
Options exercised	(6,630)	(331,165)

Options outstanding at April 30, 2012	5,870	$258,275

The average premiums received for call options written during the period ended April 30, 2012, was ($506,539). The average premiums received amount is calculated based on the average daily premiums received for the six months ended April 30, 2012.

The following is a summary of the derivative activity reflected in the financial statements at April 30, 2012 and for the six month period then ended:

Statement of Assets and Liabilities		Statement of Operations
Assets: None	$ -0-	Net realized gain on written options	$2,362,115

Liabilities: Written call options at value	(264,150)	Net change in unrealized appreciation (depreciation) on written options	(417,094)

Net asset (liability) balance	($264,150)	Total net realized and unrealized gain	$1,945,021

Note 6. Distributions and Tax Information

At April 30, 2012, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Investments	$910,510,935	$90,536,643	($39,250,567)	$51,286,076
Written options	(258,275)	—	(5,875)	(5,875)

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2012

(Unaudited)

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to MLP earnings and basis adjustments.

The tax character of distributions paid during the period ended October 31, 2011 was as follows:

Distributions paid from:
Ordinary income	$9,038,589
Return of capital	4,161,661

Total distributions	$13,200,250

The tax character of the distributions paid in 2012 will be determined at the Fund’s fiscal year end October 31, 2012.

Note 7. Borrowings

On August 24, 2011, the Fund entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $340,000,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). Total commitment fees paid and accrued for the period ended April 30, 2012, were $60,666 and are included in interest expense and fees on the Statement of Operations. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the six months ended April 30, 2012, the average daily borrowings under the Agreement and the weighted daily average interest rate were $260,000,000 and 1.24%, respectively. At April 30, 2012, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate	Term
$130,000,000	1.09%	1 month
130,000,000	1.35%	3 months

$260,000,000

Note 8. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2012

(Unaudited)

Note 9. Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements and the valuation processes used by the reporting entity categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management will add the required disclosures when ASU No. 2011-04 is adopted.

Note 10. Subsequent Events

On May 10, 2012, the Fund announced a dividend of $0.35 per share of common stock payable on June 29, 2012 to common shareholders of record on June 15, 2012.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that, other than the events described above, there were no subsequent events requiring recognition or disclosure in these financial statements.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website www.dpgfund.com or on the SEC’s website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on May 9, 2012. The following is a description of the matter voted upon at the meeting and the number of votes cast on the matter:

	Shares Voted For	Shares Withheld
To elect four directors to serve until the Annual Meeting in the year 2015 or until their successors are duly elected and qualified:
Stewart E. Conner	35,828,284	468,671
Nancy Lampton	35,866,862	430,093
Eileen A. Moran	35,876,412	420,543
David J. Vitale	35,845,258	451,697

Directors whose term of office continued beyond this meeting are as follows: Robert J. Genetski, Philip R. McLoughlin, Geraldine M. McNamara, Nathan I. Partain, Christian H. Poindexter, and Carl F. Pollard.

Board of Directors

DAVID J. VITALE

Chairman

NANCY LAMPTON

Vice Chairperson

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA

President and Chief Executive Officer

T. BROOKS BEITTEL, CFA

Senior Vice President and Secretary

DEBORAH A. JANSEN, CFA

Vice President and Chief Investment Officer

ALAN M. MEDER, CFA, CPA

Treasurer and Assistant Secretary

JOYCE B. RIEGEL

Chief Compliance Officer

W. PATRICK BRADLEY

Vice President and Assistant Treasurer

KEVIN J. CARR

Vice President and Assistant Secretary

JACQUELINE M. PORTER

Vice President and Assistant Treasurer

Duff & Phelps Global Utility Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DPG

Shareholder inquiries please contact:

Fund Services at (866) 270-7598 or

Email at Duff@virtus.com

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

(312) 368-5510

Administrator

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

Transfer Agent and Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Ernst & Young LLP

155 North Wacker Drive

Chicago, IL 60606

Item 2.	Code of Ethics.

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed registrants.

Not applicable to semi-annual reports.

Item 6.	Investments.

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy statement dated April 4, 2012) or this item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)	There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Global Utility Income Fund Inc.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer (principal executive officer)

Date	06/27/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer (principal executive officer)

Date	06/27/2012

By (Signature and Title)	/s/ Alan M. Meder
Alan M. Meder, Treasurer and Assistant Secretary (principal financial officer)

Date	06/27/2012